Exhibit 10(l)

COMMERCIAL PLEDGE AND SECURITY AGREEMENT

Principal      Loan Date       Maturity        Loan No  Account  Officer
$500,000.00    06-02-1999      06-02-2000       33473    639804   MTP



References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:                                  Lender:

LIFEPOINT, INC.,                          City National Bank,
a Delaware Corporation                    a National Banking Association
10400 TRADEMARK STREET                    Westside Commercial Banking
RANCHO CUCAMONGA, CA 91730                         Center #067000
					  400 North Roxbury Drive, Third Floor
					  Beverly Hills, CA 90210


THIS COMMERCIAL PLEDGE AND SECURITY AGREEMENT is entered into between LIFEPOINT, INC., A DELAWARE CORPORATION (referred to below as "Grantor"); and City National Bank, a National Banking Association (referred to below as "Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security Interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

Agreement. The word "Agreement" means this Commercial Pledge and Security Agreement, as this Commercial Pledge and Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge and Security Agreement from time to time.

Collateral. The word "Collateral" means the following specifically described property, which Grantor has delivered or agrees to deliver (or cause to be delivered or appropriate book-entries made) immediately to Lender, together with all Income and Proceeds as described below:

CITY NATIONAL BANK SEI LIQUIDITY MANAGEMENT ACCOUNT NUMBER 477232100 IN THE NAME OF LIFEPOINT, INC., AND ALL SECURITIES AND OTHER PROPERTY HELD THEREIN, TOGETHER WITH ALL PROCEEDS THEREOF INCLUDING INTEREST, AND ANY ADDITIONS THERETO MADE AFTER THE DATE OF THIS AGREEMENT, UP TO $625.000.00. THE REMAINING BALANCE OF THE ACCOUNT WILL BE AVAILABLE TO GRANTOR AT ANY TIME.

In addition, the word "Collateral" includes all property of Grantor (however owned), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

(a) All property to which lender acquires title or documents of title.
(b) All property assigned to Lender.
(c) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, end all other instruments and evidences of an obligation.
(d) All records relating to any of the property described in this Collateral section, whether in the form of a writing, microfilm microfiche, or electronic media.

Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in section titled "Events of Default."

Grantor. The word "Grantor" means LIFEPOINT, INC., A DELAWARE CORPORATION, its successors and assigns.

Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

Income and Proceeds. The words "income and Proceeds" mean all present and future income, proceeds, earnings, increases, Substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights,


06-02-1999       COMMERCIAL PLEDGE AND SECURITY AGREEMENT             Page 2
Loan No 33473                   (Continued)


regulatory dividends, distributions, subscriptions monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no , par value issued in substitution or exchange for shares included in the Collateral, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

Lender. The word "Lender" means City National Bank, a National Banking Association, its successors and assigns.

Note. The word "Note" means the note or credit agreement dated June 2, 1999, in the principal amount of $500,000.00 from LIFEPOINT INC., A DELAWARE CORPORATION to Lender, together with all renewals of, extensions of, modifications of, refinancing of consolidations of and substitutions for the note or credit agreement.

Obligor. The word "Obligor" means and includes without limitation any and all persons or entities obligated to pay money or to perform some other act under the Collateral.

Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

Right to Pledge. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

Binding Effect. This Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

No Further Assignment. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor, if any.


06-02-1999     COMMERCIAL PLEDGE AND SECURITY AGREEMENT             Page 3
Loan No 33473                  (Continued)


No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL. Lender may hold the Collateral until all the Indebtedness has been paid and satisfied and thereafter may deliver the Collateral to any Grantor. Lender shall have the following rights in addition to all other rights it may have by law:


Maintenance and Protection of Collateral. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including payment of any liens or claims against the Collateral. Lender may charge any cost incurred in so doing to Grantor.

Income and Proceeds from the Collateral. Lender may receive all Income and Proceeds and add it to the Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

Application of Cash. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.

Transactions with Others. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender and whether or not the office or branch where the Indebtedness is created is aware of or relies upon the Collateral.

Collection of Collateral. Lender, at Lender's option may, but need not, collect directly from the Obligors on any of the Collateral all Income and Proceeds or other sums of money and other property due and to become due under the Collateral, and Grantor authorizes and directs the Obligors, if Lender exercises such option, to pay and deliver to Lender all Income and Proceeds and other sums of money and other property payable by the terms of the Collateral and to accept Lender's receipt for the payments.

Power of Attorney. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral;
(b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Lender's own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and (e) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

Perfection of Security Interest. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon request of Lender, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. If the Collateral consists of securities for which no certificate has been issued, Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender's forms instructing the issuer, transfer


06-02-1999        COMMERCIAL PLEDGE AND SECURITY AGREEMENT         Page 4
Loan No 33473                    (Continued)


agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry or otherwise, Lender's security interest in the Collateral. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be Indebted to Lender.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or
(ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (a) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral,
(b) preservation of rights against parties to the Collateral or against third persons, (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or
(d) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency


06-02-1999      COMMERCIAL PLEDGE AND SECURITY AGREEMENT          Page 5
Loan No 33473                (Continued)

against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

Deterioration of Collateral Value. The market value of the Collateral falls below a specified amount determined by Lender from time to time, and Grantor does not, by the close of business on the next business day after Lender has sent written notice to Grantor of the deterioration, either (a) reduce the amount of the Indebtedness to the amount required by Lender or (b) increase the cash value of Collateral to the amount required by Lender by lodging with Lender additional collateral security acceptable to Lender.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Declare all Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

Collect the Collateral. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

Sell the Collateral. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

Register Securities. Register any securities included in the Collateral in Lender's name and exercise any rights normally incident to the ownership of securities.

Sell Securities.   Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that Lender shall have no obligation to delay sale until the securities can be registered, and may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state "Blue Sky" laws, or if Grantor is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor nor any member of Grantor's family will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.


06-02-1999      COMMERCIAL PLEDGE AND SECURITY AGREEMENT                Page 6
Loan No 33473                      (Continued)


Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

Application of Proceeds. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorney fees as provided below, and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit. Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Agreement shall be governed by and construed in accordance with the laws of the State of California.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings
(and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Multiple Parties; Corporate Authority. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each end every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to


06-02-1999     COMMERCIAL PLEDGE AND SECURITY AGREEMENT                Page 7
Loan No 33473               (Continued)


be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing end signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AND SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 2, 1999.

GRANTOR:

LIFEPOINT. INC., A DELAWARE CORPORATION

By:  /s/ Linda H. Masterson               By:  /s/ Michele A. Clark
Linda H. Masterson, PRESIDENT/CEO         Michele A. Clark, CAO/CONTROLLER

PROMISSORY NOTE


Principal          Loan Date       Maturity      Loan No   Account  Officer
$500,000.00        06-02-1999      06-02-2000    33473      639804   MTP

References in the shaded area are for Lender's use only and do not limit the applicability of this document to particular loan or item.

Borrower:                                  Lender:

LIFEPOINT, INC.,                          City National Bank,
a Delaware Corporation                    a National Banking Association
10400 TRADEMARK STREET                    Westside Commercial Banking
RANCHO CUCAMONGA, CA 91730                         Center #067000
					  400 North Roxbury Drive, Third Floor
					  Beverly Hills, CA 90210


Principal Amount:  $500,000.00    Initial Rate:  7.750%
Date of Note:  June 2, 1999

PROMISE TO PAY. LIFEPOINT, INC., A DELAWARE CORPORATION ("Borrower") promises to pay to City National Bank, a National Banking Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollar ($500.000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the data of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 2, 2000. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning July 2, 1999, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the City National Bank Prime Rate (the "Index"). Prime Rate shall mean the rate most recently announced by Lender at its principal office in Beverly Hills, California, as its "Prime Rate." Any change in the Prime Rate shall become effective on the same business day on which the Prime Rate shall change, without prior notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as wall. The interest rate change will not occur more often than each day. The Index currently is 8.000%. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the index, resulting in an initial rate of 7.750%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $100.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT: Borrower will be in default if any of the following happens:
(a) Borrower fails to make any payment when due.
(b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender.
(c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents.
(d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished.
(e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note.
(h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.
(i) Lender in good faith deems itself insecure.

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

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note 5.000 percentage points. Lender may hire or pay someone else to help collect this
Note if Borrower does not pay. Borrower also will pay Lender that amount.
This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. This Note shall be governed by and construed in accordance with the laws of the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $10.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

LIFEPOINT. INC., A DELAWARE CORPORATION

By:  /s/ Linda H. Masterson               By:  /s/ Michele A. Clark
Linda H. Masterson, PRESIDENT/CEO         Michele A. Clark, CAO/CONTROLLER

ADDENDUM TO COMMERCIAL PLEDGE AND SECURITY AGREEMENT FOR STOCK/BOND COLLATERAL

This Addendum is attached to, incorporated into, and supersedes any inconsistent provisions of, the Commercial Pledge and Security Agreement of even date herewith, between City National Bank ("CNB"), as the Secured Party, the undersigned Borrower(s) and, if a Third Party Hypothecation, the undersigned Owner(s) (the "Agreement").

1. Definitions. All terms used in the Addendum are defined in the Agreement, unless defined below.
							 Advance   Maintenance
Collateral                                                Value       Value

I.  "Margin stock," as defined in Federal Reserve
     Board Regulation U, as amended from time to time.

A) Loan not governed by Reg. U:

		     Shares Pledged Relative to
Price Per Share      Average Daily Volume

$10.00 or more       less than one times average         60%          70%
				daily volume

$10.00 or more       greater than or equal to one        50%          60%
		     times average daily volume but
		     less than two times average
		     daily volume

less than $10.00     less than one times average         30%          40%
		     daily volume

less than $10.00     greater than or equal to one        not          not
		     times average daily volume          eligible     eligible

B) Loan governed by Reg. U:

		     Shares Pledged Relative to
Price Per Share      Average Daily Volume

$10.00 or more       less than one times average         50%          70%
		     daily volume

$10.00 or more       greater than or equal to one        50%          60%
		     times average daily volume but
		     less than two times average
		     daily volume

less than $10.00     less than one times average         30%          40%
		     daily volume

less than $10.00     greater than or equal to one        not          not
		     times average daily volume          eligible     eligible

II. Obligations of the U.S. Government.

A) U.S. Treasury bills, bonds or notes maturing          95%          95%
in one year or less.

B) U.S. Treasury bonds, or notes maturing in             90%          95%
one year or less, but not more than 5 years.

C) U.S. Treasury bonds or notes maturing                 80%          95%
in more than 5 years.

III. Obligations of any state, U.S. territory or         80%          85%
commonwealth, and any municipal or other local governmental subdivision or entity.

IV. Non-convertible corporate bonds fourth-rated or      80%          85%
higher by a nationally recognized agency such as Moody's or Standard & Poors.

V. All other stocks and bonds.                           N/A %        N/A %

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

2. Maximum Loan Value.

2.1 In the event that all or any portion of the principal amount secured hereby is undisbursed, Borrower agrees that such amount will not be disbursed if, as a result of such disbursement, the total outstanding principal amount secured hereby would exceed the total Advance Value of all collateral in which a security interest is granted hereby.

2.2 Borrower and Owner agree that in the event that the total of (i) all outstanding principal amounts secured hereby, and (ii) all undisbursed amounts that CNB has committed to lend to Borrower secured hereby, exceeds the total Maintenance Value of all collateral in which a security interest is granted hereby at any time while the Agreement remains in effect, Borrower will promptly either (a) reduce the outstanding principal amount secured hereby, or (b) provide additional collateral of the kind described above acceptable to CNB, in either case such that the total of (i) and (ii) above, does not thereafter exceed the Advance Value of such collateral.

2.3 In the event Paragraph 2.2 is not satisfied at any time, such failure will constitute a default with respect to all obligations secured hereby, entitling CNB without notice to exercise all remedies available in the Agreement or any note, credit agreement or other instrument secured here for non-performance thereof, including but not limited to the right to accelerate the maturity of any outstanding indebtedness secured hereby and the right to refuse to make any further advances secured hereby. Any such default will continue notwithstanding the subsequent satisfaction of Paragraph 2.2.

					  Borrower:


Dated:  June 2, 1999                      LIFEPOINT, INC., a Delaware
							  corporation


By:  /s/ Linda H. Masterson               By:  /s/ Michele A. Clark
Linda H. Masterson, PRESIDENT/CEO         Michele A. Clark, CAO/CONTROLLER